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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in Registration Statement No. 333-79391 of HopFed Bancorp, Inc. on Form S-8, of our report dated March 12, 2002, appearing in the Annual Report to Shareholders of HopFed Bancorp, Inc. for the year ended December 31, 2001 incorporated by reference in this Form 10-K.

Nashville, Tennessee                             /s/Rayburn, Betts & Bates, P.C.
Date: March 28, 2002